                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


We, the undersigned Executive Officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint Michele G. Kostin, Counsel, and Judith H. Jones, Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statements (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of up to 7,500,000 Common Shares of the Company under the Company's 2002 Stock Incentive Plan and 6,500,000 Common Shares of the Company under the Company's Employee Stock Purchase Plan, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 26th day of April, 2002



/s/ John W. Rowe
John W. Rowe, Chairman, President
and Chief Executive Officer


/s/ Alan m. Bennett
----------------------------------------
Alan M. Bennett, Senior Vice
President and Chief Financial Officer


/s/ Ronald Olejniczak
Ronald Olejniczak, Vice President and
Corporate Controller

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


We, the undersigned Directors of Aetna Inc. (the "Company"), hereby severally constitute and appoint Michele G. Kostin, Counsel, and Judith H. Jones, Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statements (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of up to 7,500,000 Common Shares of the Company under the Company's 2002 Stock Incentive Plan and 6,500,000 Common Shares of the Company under the Company's Employee Stock Purchase Plan, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 24th day of April, 2002




------------------------------------         -----------------------------------
Betsy Z. Cohen, Director                     Ellen M. Hancock, Director



                                             /s/  Michael H. Jordan
------------------------------------         -----------------------------------
Barbara Hackman Franklin, Director           Michael H. Jordan, Director



------------------------------------         -----------------------------------
Jeffrey E. Garten, Director                  Jack D. Kuehler, Director



------------------------------------         -----------------------------------
Earl G. Graves, Director                     Joseph P. Newhouse, Director



------------------------------------         -----------------------------------
Gerald Greenwald, Director                   Judith Rodin, Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


We, the undersigned Directors of Aetna Inc. (the "Company"), hereby severally constitute and appoint Michele G. Kostin, Counsel, and Judith H. Jones, Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statements (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of up to 7,500,000 Common Shares of the Company under the Company's 2002 Stock Incentive Plan and 6,500,000 Common Shares of the Company under the Company's Employee Stock Purchase Plan, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 26th day of April, 2002




/s/ Betsy Z. Cohen                           /s/ Ellen M. Hancock
------------------------------------         -----------------------------------
Betsy Z. Cohen, Director                     Ellen M. Hancock, Director



/s/ Barbara Hackman Franklin
------------------------------------         -----------------------------------
Barbara Hackman Franklin, Director           Michael H. Jordan, Director



/s/ Jeffrey E. Garten                        /s/ Jack D. Kuehler
------------------------------------         -----------------------------------
Jeffrey E. Garten, Director                  Jack D. Kuehler, Director



/s/ Earl G. Graves                           /s/ Joseph P. Newhouse
------------------------------------         -----------------------------------
Earl G. Graves, Director                     Joseph P. Newhouse, Director



/s/ Gerald Greenwald                         /s/ Judith Rodin
------------------------------------         -----------------------------------
Gerald Greenwald, Director                   Judith Rodin, Director